Supplement dated October 16, 2018
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Infrastructure Fund	9/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Craig Leopold, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2013
Tiffany Wade	Portfolio Manager	Co-Portfolio Manager	2017
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Craig Leopold, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2013
Tiffany Wade	Portfolio Manager	Co-Portfolio Manager	2017
Mr. Leopold joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Leopold began his investment career in 1989 and earned a B.B.A. from Adelphi University and an M.B.A. from Fordham University.
Ms. Wade joined one of the Columbia Management legacy firms or acquired business lines in 2010. Ms. Wade began her investment career in 2008 and earned a B.A. in economics from Brown University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP213_04_005_(10/18)